Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements

Fair Value Measurements
The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other non-financial assets.

Cash and cash equivalents, restricted cash and marketable securities - The fair value of the Company’s cash and cash equivalents restricted cash, and marketable securities approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and assets held for sale – The estimated fair value of the Company’s vessels and equipment and assets held for sale was determined based on discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company. Other assets held for sale include working capital balances and the fair value of such amounts generally approximate their carrying value.

Long-term investments - The estimated fair value of the Company’s long-term investments was determined based on discounted cash flows or appraised values. As an active second hand sale and purchase market exists, the appraised value is the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company. Long-term investments include variable-rate long-term debt balances and the fair value of such amounts is estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company. Long-term investments also include working capital balances and the fair value of such amounts generally approximate their carrying value.

Loans to equity-accounted investees and joint venture partners – The fair value of the Company’s loans to joint ventures and joint venture partners approximates their carrying amounts reported in the accompanying consolidated balance sheets.

Long-term receivable included in accounts receivable and other assets – The fair values of the Company’s long-term loan receivable is estimated using discounted cash flow analysis based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the counterparty.

Long-term debt – The fair value of the Company’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company. Alternatively, if the fixed-rate and variable-rate long-term debt is held for sale the fair value is based on the estimated sales price.

Derivative instruments – The fair value of the Company’s derivative instruments is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, foreign exchange rates, and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction and requires no collateral from these institutions. Given the current volatility in the credit markets, it is reasonably possible that the amounts recorded as derivative assets and liabilities could vary by material amounts in the near term.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2016		December 31, 2015
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring
Cash and cash equivalents, restricted cash, and marketable securities	Level 1	805,567	805,567	855,107	855,107
Derivative instruments (note 14)
Interest rate swap agreements - assets (1)	Level 2	7,943	7,943	6,136	6,136
Interest rate swap agreements - liabilities (1)	Level 2	(302,935)	(302,935)	(370,952)	(370,952)
Cross currency interest swap agreement (1)	Level 2	(237,165)	(237,165)	(312,110)	(312,110)
Foreign currency contracts	Level 2	(2,993)	(2,993)	(18,826)	(18,826)
Stock purchase warrants (note 14)	Level 3	575	575	10,328	10,328
Time-charter swap agreement	Level 3	208	208	—	—
Logitel contingent consideration (see below)	Level 3	—	—	(14,830)	(14,830)
Non-recurring
Vessels and equipment (note 17c)	Level 2	11,300	11,300	100,600	100,600
Vessels held for sale (note 17c)	Level 2	61,282	61,282	55,450	55,450
Long-term investments (note 13)	Level 2	6,000	6,000	25,000	25,000
Other
Loans to equity-accounted investees and joint venture partners - Current	(2)	11,821	(2)	7,127	(2)
Loans to equity-accounted investees and joint venture partners - Long-term	(2)	292,209	(2)	184,390	(2)
Long-term receivable included in accounts receivable and other assets (3)	Level 3	10,985	10,944	16,453	16,427
Long-term debt - public (note 7)	Level 1	(1,503,472)	(1,409,996)	(1,493,915)	(1,161,729)
Long-term debt - non-public (note 7)	Level 2	(5,136,074)	(5,009,900)	(5,890,171)	(5,881,483)

(1)
The fair value of the Company’s interest rate swap agreements at December 31, 2016 includes $15.8 million (December 31, 2015 - $21.7 million) accrued interest expense which is recorded in accrued liabilities on the consolidated balance sheets.

(2)
In the consolidated financial statements, the Company’s loans to and equity investments in equity-accounted investees constitute the aggregate carrying value of the Company’s interests in entities accounted for by the equity method. The fair value of the individual components of such aggregate interests is not determinable.

(3)
As at December 31, 2016, the estimated fair value of the non-interest bearing receivable is based on the remaining future fixed payments of $10.9 million to be received from Royal Dutch Shell Plc (or Shell) (formerly BG International Limited (or BG)), as part of the ship construction support agreement, as well as an estimated discount rate of 8.0%. As there is no market rate for the equivalent of an unsecured non-interest bearing receivable from BG, the discount rate was based on unsecured debt instruments of similar maturity held, adjusted for a liquidity premium. A higher or lower discount rate would result in a lower or higher fair value asset.

Time-charter swap agreement - Changes in fair value during the years ended December 31, 2016 and 2015 for Teekay Tankers' time-charter swap agreement, which is described in Note 14 below and is measured at fair value on the recurring basis using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31, 2016 $	Year Ended December 31, 2015 $
Fair value asset - beginning of the year	—	—
Settlements	(2,154)	—
Realized and unrealized gain	2,362	—
Fair value asset - at the end of the year	208	—

The estimated fair value of the time-charter swap agreement is based in part upon the Company’s projection of future Aframax spot market tanker rates, which has been derived from current Aframax spot market tanker rates and estimated future rates, as well as an estimated discount rate. The estimated fair value of the time-charter swap agreement as of December 31, 2016 is based upon an estimated average daily tanker rate of approximately $18,000 over the remaining duration of the contract. In developing and evaluating this estimate, the Company considers the current tanker market fundamentals as well as the short and long-term outlook. A higher or lower average daily tanker rate would result in a higher or lower fair value liability or a lower or higher fair value asset. A higher or lower discount rate would result in a lower or higher fair value asset or liability.

Stock purchase warrants – During January 2014, the Company received from TIL stock purchase warrants entitling it to purchase up to 1.5 million shares of the common stock of TIL (see Note 14). The estimated fair value of the stock purchase warrants was determined using a Monte-Carlo simulation and is based, in part, on the historical price of common shares of TIL, the risk-free rate, vesting conditions and the historical volatility of comparable companies. The estimated fair value of these stock purchase warrants as of December 31, 2016 was based on the historical volatility of the comparable companies of 47.8%. A higher or lower volatility would result in a higher or lower fair value of this derivative asset.

Changes in fair value during the years ended December 31, 2016 and 2015 for one of the Company’s derivative instruments, the TIL stock purchase warrants, which are described above and are measured at fair value on the recurring basis using significant unobservable inputs (Level 3), are as follows:

	Year Ended December 31,
	2016 $	2015 $
Fair value at the beginning of the year	10,328	9,314
Unrealized (loss) gain included in earnings	(9,753)	1,014
Fair value at the end of the year	575	10,328

Contingent consideration liability – In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel, a Norway-based company focused on high-end UMS, from CeFront Technology AS (or CeFront) for $4.0 million, which was paid in cash at closing, plus a commitment to pay an additional amount of up to $27.6 million, depending upon certain performance criteria.

During the second quarter of 2016, Teekay Offshore canceled the UMS construction contracts for its two remaining UMS newbuildings. This is expected to eliminate any future purchase price contingent consideration payments. Consequently, the contingent liability was reversed in the second quarter of 2016. The gain associated with this reversal is included in Other (loss) income on the Company's consolidated statement of income for the year ended December 31, 2016.

Changes in the estimated fair value of Teekay Offshore’s contingent consideration liability relating to the acquisition of Logitel, which is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), during the years ended December 31, 2016 and 2015 is as follows:

	Year Ended December 31,
	2016 $	2015 $
Balance at beginning of year	(14,830)	(21,448)
Adjustment to liability	—	2,569
Settlement of liability	—	3,540
Gain included in Other (loss) income - net (note 13)	14,830	509
Balance at end of year	—	(14,830)